UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): November 18, 2011

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

 (Address of principal executive offices (zip code))

512-777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 7.01.      Regulation FD Disclosure

From time to time, Hanger Orthopedic Group, Inc. (“we”, “our” or the “Company”) makes presentations to the investment community. The current version of our investment community presentation materials are furnished as Exhibit 99.1 to this Form 8-K and are posted under the investor relations section of our website (www.hanger.com). This information is furnished pursuant to Item 7.01 of Form 8-K and Regulation FD, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report.

The information contained in the presentation materials is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission (“SEC”) and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Certain expectations and projections regarding the future performance of the Company referenced in the exhibit to this report are “forward-looking statements” as provided in the United States Private Securities Litigation Reform Act of 1995.  These expectations and projections are based on currently available competitive, financial, and economic data, along with the Company’s operating plans.  However, various risks, uncertainties and contingencies could cause actual results or performance to differ materially from those expressed in, or implied by, these statements, including the Company’s ability to enter into and derive benefits from managed care contracts, the demand for the Company’s orthotic and prosthetic services and products and the other factors identified in the Company’s periodic reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We caution readers that in addition to the above cautionary statements, all forward-looking statements contained herein should be read in conjunction with our SEC filings and other public releases or disclosures.

Item 9.01.      Financial Statements and Exhibits

(d)        Exhibits.

99.1	November 2011 Investment Community Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/George E. McHenry
George E. McHenry
Chief Financial Officer

Dated:  November 18, 2011

Hanger Orthopedic Group, Inc.

Exhibit Index to Current Report on Form 8-K

Dated November 18, 2011

Exhibit
Number
99.1	November 2011 Investment Community Presentation Materials